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Exhibit 10.15

AMENDMENT NO. 1 TO STOCK PURCHASE
WARRANT AND REPURCHASE AGREEMENT

        This Amendment No. 1 to Stock Purchase Warrant and Repurchase Agreement, dated as of December 31, 2003 (this "Amendment"), is entered into by and among Comfort Systems USA, Inc., a Delaware corporation ("Company") and General Electric Capital Corporation ("Holder").

RECITALS

        WHEREAS, Company and Holder are parties to that certain Stock Purchase Warrant and Repurchase Agreement, dated as of October 11, 2002 (the "Warrant Agreement");

        WHEREAS, Company and Holder are desirous of amending the Warrant Agreement to the extent set forth herein and subject to the terms and conditions set forth herein; and

        WHEREAS, these Recitals shall be construed as part of this Amendment;

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Agent and Holder hereby agree as follows:

        1.    Definitions.    Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Warrant Agreement.

        2.    Amendment.    The Warrant Agreement is amended as follows:

          2.1.  Clause (i) of Section 6 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

      "(i) At any time during the period commencing on the earliest to occur of (a) the consummation of a Qualifying Public Offering or (b) a Change of Control (each, a "Trigger Event") and ending on the fifth anniversary of the Date of Issuance, the Holder will have the right to cause the Company to repurchase (the "Put") all or any portion of the Holder's shares of Underlying Warrant Stock then in existence by delivering written notice (the "Put Notice") to the Company. The date on which the Company receives a Put Notice hereinafter is referred to as a "Delivery Date.""

        3.    Reference to and Effect Upon the Warrant Agreement.

          3.1.  Except for the specific amendment set forth in Section 2 above, the Warrant Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          3.2.  Each reference in the Warrant Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Warrant Agreement as modified hereby.

        4.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

        5.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

        6.    Headings.    Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

COMPANY:
COMFORT SYSTEMS USA, INC.
By:	/s/ J. GORDON BEITTENMILLER Name: J. Gordon Beittenmiller Title: Executive Vice President and Chief Financial Officer
HOLDER:
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ SUSAN K. STAUB Its Duly Authorized Signatory

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  Exhibit 10.15
AMENDMENT NO. 1 TO STOCK PURCHASE WARRANT AND REPURCHASE AGREEMENT